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                                                                   EXHIBIT 10.16

                               EQUIPMENT SUB-LEASE


         EQUIPMENT SUB-LEASE made this __ day of _______ , 19__ (the "Lease"), by and between Complete Wellness Centers, Inc., a Delaware corporation having its principal place of business at 725 Independence Avenue, Washington, DC 20003 ("Lessor") and ((CWMC_Name)), a ((State)) chartered professional corporation having its principal place of business at ((Address1)) ("Lessee").

                          TERMS AND CONDITIONS OF LEASE

         1. LEASE. Lessor hereby leases to Lessee, and Lessee hereby hires and takes from Lessor the personal property described in Exhibit "A" attached (hereinafter, with all replacement parts, additions, repairs, and accessories incorporated therein and/or affixed thereto, referred to as "Equipment") upon the following terms and conditions.

         2. TERMS OF RENTAL.

         A. Term. This Lease is for a term to run concurrent with the term of that certain Integrated Medical Center Management and Security Agreement (the "Integrated Agreement") dated of even date herewith by and among Lessor, ((CWMC_Name)) and (but in no event for a period of less than one (1) year).

         B. Annual Rental. The annual rental payment for the Equipment shall be $________, payable in arrears, in twelve consecutive monthly installments, plus applicable taxes thereon, as follows:

Month 1                       Month 5                      Month 9
        ----------                    -----------                   ------------

Month 2                       Month 6                      Month 10
        ----------                    -----------                   ------------

Month 3                                                    Month 11
        ----------                                                  ------------
                              Month 7
                                      -----------
Month 4                                                    Month 12
        ----------                                                  ------------
                              Month 8
                                      -----------


         Thereafter, annual rental payments shall be adjusted for additional one year terms pursuant to negotiation between the Lessor and the Lessee, but in no event shall the adjusted rental payment rate be less than the rental rate described herein.

         3. DESTRUCTION OF EQUIPMENT. If any Equipment is totally destroyed, the liability of the Lessee to pay rent therefor may be discharged by paying to the Lessor all the rent due thereon, plus all the rent to become due thereon less the net amount of the recovery, if any, actually received by Lessor from insurance or otherwise for such loss or damage. Lessor shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for loss or damage of the Equipment. Except as expressly provided in this paragraph, the total or partial destruction of any Equipment, or total or partial loss of use or possession thereof to Lessee, shall not release or relieve Lessee from the duty to pay the rent herein provided.

         4. NO WARRANTIES BY LESSOR; MAINTENANCE, COMPLIANCE WITH LAWS AND INSURANCE. LESSOR, NOT BEING THE MANUFACTURER OF THE EQUIPMENT, NOR MANUFACTURER'S AGENT, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE EQUIPMENT OR OF THE MATERIAL OR WORKMANSHIP THEREOF, IT BEING AGREED THAT THE EQUIPMENT IS LEASED "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN THE LESSOR AND THE LESSEE, ARE TO BE BORNE BY THE LESSEE AT ITS SOLE RISK AND EXPENSE. Lessee accordingly agrees not to assert any claim whatsoever against the Lessor based thereon. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against the Lessor for loss of anticipatory profits or consequential damages. Lessor shall have no obligation to install, erect, test, adjust, or service the Equipment. No oral agreement, guaranty, promise, condition, representation, or warranty shall be binding; all prior conversations, agreements, or representations related hereto and/or to the Equipment are integrated herein, and no modification hereof shall be binding unless in writing signed by Lessor. Lessee agrees, at its own cost and expense, (a) to pay all shipping charges and other expenses incurred in connection with the shipment of the Equipment by the Seller to the Lessee; (b) to pay all charges and expenses in connection with the operation of each item of Equipment; (c) to comply with all governmental laws, ordinances, regulations, requirements, and rules with respect to the use, maintenance, and operation of each item of Equipment; (d) to maintain at all times public liability, property damage, fire with extended coverage, theft, and comprehensive insurance in an amount satisfactory to Lessor, protecting Lessor's interest as it may appear, delivering to Lessor evidence of such insurance coverage; all insurance policies shall provide that no cancellation thereof shall be effective without 30 days prior written notice to Lessor, and (e) to make all repairs and replacements required to be made to maintain the Equipment in good condition, reasonable wear and tear excepted.

         5. TAXES. Lessee agrees that, during the term of this Lease, in addition to the rent and all other amounts provided herein to be paid, it will promptly pay all taxes, assessments, and other governmental charges (including penalties and interest, if any, and fees for titling or registration, if required) levied or assessed, (a) upon the interest of the Lessee in the Equipment or upon the use or operation thereof; or on the earnings arising therefrom, and (b) against Lessor on account of its acquisition or ownership of the Equipment or any part thereof, or the use or operation thereof or the leasing thereof to the Lessee, or the rent herein provided for, or the earnings arising therefrom, exclusive, however, of any taxes based on net income of Lessor. Lessee agrees to file, in behalf of Lessor, all required tax returns and reports concerning the Equipment with all appropriate governmental agencies, and within not more than 45 days after the due date of such filing to send Lessor confirmation, in form satisfactory to Lessor, of such filing.

         6. LESSOR'S TITLE, RIGHT OF INSPECTION, AND IDENTIFICATION OF
EQUIPMENT: Title to the Equipment shall at all times remain in the Lessor and Lessee will at all times protect and defend, at its own cost and expense, the title of Lessor from and against all claims, liens, and legal processes of creditors of the Lessee and keep all the Equipment free and clear from all such claims, liens, and processes. The Equipment is and shall remain personal property. Upon the expiration or termination of this Lease: (i) the Lessee at Lessee's sole expense shall return the Equipment unencumbered to Lessor at the place where the rent is payable or to such other place as Lessor and Lessee agree upon, and in the same condition as when received by Lessee, reasonable wear and tear resulting from use thereof alone excepted, or (ii) in lieu of returning the Equipment to the Lessor, Lessee agrees that Lessee will, upon request of Lessor, store the Equipment on Lessee's premises, at an inside location protected from the weather and elements, without charge to Lessor for a period of 180 days following the date of expiration or termination of this Lease. During such storage period Lessee shall not use the Equipment for any purpose. Upon expiration of such storage period Lessee shall not use the Equipment for any purpose. Upon expiration of such storage period Lessee will return the Equipment to the Lessor in accordance with the provisions of (i) above. Lessor shall have the right from time to time during reasonable business hours to enter upon the Lessee's premises or elsewhere for the purpose of confirming the existence, condition, and the proper maintenance of the Equipment during any period of storage. Lessor shall also have the right to demonstrate and show the Equipment to others. The foregoing rights of entry are subject to any applicable governmental laws, regulations and rules concerning industrial security. Lessee shall, upon the request of Lessor, and at its own expense firmly affix to the Equipment, in a conspicuous place, such a decal or metal plate as shall be supplied by Lessor showing Lessor as the owner and lessor of such Equipment.

         7. POSSESSION, PLACE OF USE, AND CHANGES IN LOCATION OF EQUIPMENT. So long as Lessee shall not be in default under this Lease it shall be entitled to the possession and use of the Equipment in accordance with the terms of this Lease. The Equipment shall be used in the conduct of the lawful business of the Lessee and shall be kept at the address of Lessee set forth above. The Lessee shall not, without Lessor's prior written consent, remove the Equipment from such location, part with possession or control of the Equipment or attempt to purport to sell, pledge, mortgage, or otherwise encumber any of the Equipment or otherwise

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dispose of or encumber any interest under this Lease.

         8. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR. In the event that the Lessee shall fail duly and promptly to perform any of its obligations under the provisions of paragraphs 4, 5, and 6 of this Lease, the Lessor may, at its option, perform the same for the account of Lessee without thereby waiving such default, and any amount paid or expense incurred (including reasonable attorney's fees), penalty, or other liability incurred by Lessor in such performance, together with interest at the rate of 1 1/2% per month thereon until paid by the Lessee to the Lessor, shall be payable by the Lessee upon demand as additional rent for the Equipment.

         9. DEFAULT. An event of default shall occur if: (a) Lessee fails to pay when due any installment of rent and such failure continues for a period of 10 days, (b) Lessee shall fail to perform or observe any covenant, condition, or agreement to be performed or observed by it hereunder and such failure continues uncured for 15 days after written notice thereof to Lessee by Lessor, (c) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar arrangement under any present or future statute, law, or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation, (d) within 60 days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution, or similar relief under any present or future state, law, or regulation, such proceedings shall not have been dismissed, or if within 60 days after the appointment without Lessee's written consent of any trustee, receiver, or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated, or (e) Lessee attempts to remove, sell, transfer, encumber, part with possession, or sublet the Equipment or any item thereof.

         Upon the occurrence of an event of default, Lessor shall have all the rights and remedies provided by applicable law and by this Lease. Notwithstanding that this agreement is a Lease and title to the Equipment is at all times in Lessor, Lessor may nevertheless at its option choose those rights and remedies of a secured party under the Uniform Commercial Code. In addition, Lessor, at its option, may: (a) declare all unpaid rentals and other sums due and to become due hereunder immediately due and payable; (b) proceed by appropriate court action or actions or other proceedings either at law or in equity to enforce performance by Lessee of any and all covenants of this Lease and to recover damages for the breach thereof; (c) demand that Lessee deliver the Equipment forthwith to Lessor at Lessee's expense at such place as Lessor may designate; and (d) without notice, liability or legal process, enter by itself and/or its agents into any premises of or under control or jurisdiction of Lessee or any agent of Lessee where the Equipment may be or by Lessor is believed to be, and repossess all or any item thereof, disconnecting and separating all thereof from any other property and using all force necessary and permitted by applicable law so to do, Lessee hereby expressly waiving all further rights to possession of the Equipment and all claims for injuries suffered through or loss caused by such repossession.

         Notwithstanding recovery of the Equipment by Lessor, Lessor shall, nevertheless, also be entitled to recover immediately as liquidated damages for loss of the bargain and not as penalty any unpaid rent that accrued on or before the occurrence of the event of the event of default plus an amount equal to the difference between the present value, as of the date of the occurrence of such event of default, of the aggregate rent reserved hereunder for the unexpired term of this Lease and the then present value of the aggregate rental value of all Equipment for such unexpired term which the Lessor reasonably estimates to be obtainable for the use of all of the Equipment during such unexpired term. If any statute governing the proceeding in which such damages are to be proved specifies the amount of such claim, Lessor shall be entitled to prove as and for damages for the breach an amount equal to that allowed under such statute. The provisions of this paragraph shall be without prejudice to any rights given to the Lessor by such statute to prove for any amounts allowed thereby. Should any proceedings be instituted by or against Lessor hereunder and/or for possession of any or all of the Equipment or for any other relief, Lessee shall pay a reasonable sum as attorney's fees.

         No remedy of Lessor hereunder shall be exclusive of any remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.

         10. INDEMNITY. Lessee agrees that Lessor shall not be liable to Lessee for, and Lessee shall indemnify and save Lessor harmless from and against any and all liability, loss, damage, expense, causes of action, suits, claims, or judgments arising from or caused directly or indirectly by: (a) Lessee's failure to promptly perform any of its obligations under the provisions of paragraphs 4, 5, and 6 of this Lease, or (b) injury to person or property resulting from or based upon the actual or alleged use, operation, delivery, or transportation of any or all of the Equipment or its location or condition, or (c) inadequacy of the Equipment, or any part thereof, for any purpose or any deficiency or defect therein or the use or maintenance thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide any thereof or any interruption or loss of service or use thereof or any loss of business; and shall, at its own cost and expense, defend any and all suits which may be brought against Lessor, either alone or in conjunction with others upon any such liability or claim or claims and shall satisfy, pay, and discharge any and all judgments and fines that may be recovered against Lessor in any such action or actions, provided, however, that Lessor shall give Lessee written notice of any such claim or demand.

         11. ASSIGNMENT, NOTICES, REMEDIES, AND WAIVERS. This Lease and all rights of Lessor hereunder shall be assignable by Lessor without Lessee's consent, but Lessee shall not be obligated to any assignee of the Lessor except after written notice of such assignment from the Lessor. Without the prior written consent of Lessor, the Lessee shall not assign this Lease or its interests hereunder or enter into any sublease with respect to the Equipment covered hereby, it being agreed Lessor will not unreasonably withhold its consent to a sublease of the Equipment. All notices relating hereto shall be delivered in person to an officer of the Lessor or Lessee or shall be mailed registered to Lessor or Lessee at its respective address above shown or at any later address last known to the sender. No remedy of Lessor hereunder shall be exclusive of any other remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy. A waiver of a default shall not be a waiver of any other or a subsequent default.

         12. FURTHER ASSURANCES. Lessee shall execute and deliver to Lessor, upon Lessor's request, such instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of this Lease and Lessor's rights hereunder, including the filing or recording of this agreement at Lessor's option.

         13. LEASE IRREVOCABILITY. This Lease is irrevocable for the full term hereof and for the aggregate rentals hereinabove reserved and the rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by the Lessor or for any other reason, and delinquent installments of rent shall bear interest at 1 1/2% per month if not prohibited by law, otherwise at the highest lawful contract rate.

         14. RENEWAL. Any renewal privilege shown above shall be exercised by the Lessee giving the Lessor a notice in writing and paying the Lessor the amount of the renewal rental, at least 30 days prior to the commencement of the renewal term of the Lease. Upon such notification and payment, this Lease shall be renewed for the stated renewal term at the stated renewal rental with the other provisions and conditions of the Lease continuing unchanged.

         15. NO PURCHASE OPTION. Lessee shall have no option to purchase or otherwise acquire title to or ownership of any of the Equipment and shall have only the right to use the same under and subject to the term and provisions of this Lease.


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UNDERSIGNED AGREE TO ALL TERMS AND CONDITIONS SET FORTH ABOVE AND IN WITNESS
WHEREOF, THEY HEREBY EXECUTE THIS LEASE.


      Complete Wellness Center, Inc.                ((CWMC_Name))


by:                                          by:
      -------------------------------               ---------------------------
      E. Eugene Sharer, President                   , President




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                                   EXHIBIT "A"

                         Description of Leased Equipment
                                                                 OTHER
MAKE        KIND              MODEL NO.         SERIAL NO.       PERTINENT I.D.